Exhibit 99.1

API Technologies Reports Results for the Fiscal Third Quarter

Ended August 31, 2013

•	Revenue of $62.6 million, up 6.6% over prior fiscal year third quarter

•	Adjusted EBITDA of $8.4 million

•	Net income of $7.0 million

ORLANDO, FL – (Business Wire) – October 9, 2013 – API Technologies Corp. (NASDAQ:ATNY) (“API”, “API Technologies”, or the “Company”), a trusted provider of RF/microwave, microelectronics, and security solutions for critical and high-reliability applications, today announced results for the fiscal third quarter ended August 31, 2013. Results for continuing operations for the third quarter and comparable historical periods do not include the Data Bus product line or Sensors business, which were sold July 5, 2013 and April 17, 2013, respectively. Results for the Data Bus product line and Sensors business are reported under discontinued operations.

“We reported strong results this quarter, with over six percent year-over-year revenue growth and achieved record revenue for our Systems, Subsystems and Components segment, which is bolstered by our differentiated portfolio of innovative products and end market diversity,” said Bel Lazar, President and Chief Executive Officer of API Technologies Corp. “We have delivered our highest Adjusted EBITDA in five quarters and paid down over $77 million in term debt year to date. We continue to execute our business strategy and enhance our operational efficiencies, which positions us to deliver strong performance and positive returns for our shareholders.”

Results for the Quarter Ended August 31, 2013

API Technologies reported revenue of $62.6 million for the quarter ended August 31, 2013, compared to $64.2 million for the quarter ended May 31, 2013, and $58.8 million for the quarter ended August 31, 2012.

Gross profit, as a percent of sales, was 23.9% for the quarter ended August 31, 2013, versus 22.8% for the quarter ended May 31, 2013, compared to 21.9% for the quarter ended August 31, 2012. Adjusted EBITDA from continuing operations for the quarter ended August 31, 2013 was $8.4 million (13.3% margin), versus $7.3 million (11.4% margin) for the quarter ended May 31, 2013, compared to $7.4 million (12.5% margin) in the quarter ended August 31, 2012.

API Technologies posted net income of $7.0 million in the quarter ended August 31, 2013, versus net income of $7.5 million in the quarter ended May 31, 2013, and a net loss of $27.7 million in the quarter ended August 31, 2012. The year-over-year increase in net income is primarily attributable to the goodwill impairment recorded in August 31, 2012 and the income from the sale of the Data Bus product line in the quarter ended August 31, 2013. At the conclusion of the August 31, 2013 quarter, the Company had $14.0 million in cash and cash equivalents, including $1.5 million in restricted cash, and $110.2 million in debt obligations, net of discounts. At the conclusion of the sale of the Data Bus product line, the Company paid down $28.8 million of term debt.

Results for the Nine Months Ended August 31, 2013

API Technologies reported revenue of $185.2 million for the nine months ended August 31, 2013, versus $189.0 million for the nine months ended August 31, 2012. Gross margin was 22.5% for the nine month period ended August 31, 2013 and 18.9% for the comparable period ended August 31, 2012.

The Company posted net income of $0.0 million for the nine months ended August 31, 2013, compared to a $136.4 million net loss in the prior year’s comparable period, primarily attributable to the goodwill impairment recorded in August 31, 2012 and the income from the sales of the Data Bus product line and Sensors business in nine months ended August 31, 2013. Restructuring costs recorded in the nine months ended August 31, 2013 were $0.9 million compared to $13.7 million for the nine month period ended August 31, 2012.

As previously announced, API Technologies’ Board of Directors continues to explore a number of strategic alternatives, including the potential sale of one or more business units, the net proceeds from which would be used to pay down debt.API notes that there can be no assurance that this process will result in any agreement or transaction. API does not intend to disclose developments with respect to the Board’s process unless and until the Board has approved a specific course of action.

Conference Call

API Technologies will host a conference call to review the Company’s fiscal third quarter results tomorrow, October 10, at 10:00 a.m. Eastern Time. Bel Lazar, President and Chief Executive Officer, and Phil Rehkemper, Executive Vice President and Chief Financial Officer, will host the call.

The call will be available by dialing 1-877-317-6789 or 1-412-317-6789 and accessible by webcast at http://www.apitech.com. Recorded replays of the webcast will be available on the Company’s Investor Relations App, and for 30 days on the Company’s website and by telephone at 1-877-344-7529 or 1-412-317-0088, replay passcode #10034221, beginning 2:00 p.m. Eastern Time on October 10, 2013.

The API Technologies Investor Relations App is available free for iPhone® and iPad® via the Apple iTunes store and for Android™ devices via Google Play. For more information, visit http://www.apitech.com/investor-relations.

About API Technologies Corp.

API Technologies designs, develops and manufactures electronic systems, subsystems, RF and secure solutions for technically demanding defense, aerospace and commercial applications. API Technologies’ customers include many leading Fortune 500 companies. API Technologies trades on the NASDAQ under the symbol ATNY. For further information, please visit the Company website at www.apitech.com.

Non-GAAP Financial Information

In this press release, API has provided non-GAAP financial measures for Adjusted EBITDA from continuing operations. Non-GAAP Adjusted EBITDA from continuing operations (Earnings before interest, taxes, depreciation and amortization) excludes restructuring charges, acquisition and divestiture-related charges, C-MAC pro forma adjustments, foreign exchange losses, stock-based compensation expenses, amortization of note discounts and deferred financing costs, goodwill impairment, SenDEC earn-out reversal, and certain other adjustments. Management believes the supplemental non-GAAP presentations provide investors an additional analytical tool for understanding the Company’s financial performance by excluding the impact of items which may obscure trends in the operating performance of the business. These are not recognized measures under US GAAP, do not have a standardized meaning, and are unlikely to be comparable to similar measures used by other companies. Accordingly, investors are cautioned that these non-GAAP measures should not be construed as an alternative to net earnings or loss determined in accordance with GAAP as an indicator of the financial performance of the Company or as a measure of the Company’s liquidity and cash flows. We expect our financial statements to continue to be affected by items similar to those excluded in the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that all such costs are unusual or infrequent.

Safe Harbor for Forward-Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements. All forward-looking statements are subject to certain risks, uncertainties and assumptions which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include but are not limited to, general economic and business conditions, including without limitation reductions in government defense spending (including without limitation due to government shutdowns), government regulations, our ability to integrate and consolidate our operations, our ability to expand our operations in both new and existing markets, the ability of our review of strategic alternatives to maximize stockholder value and the effect of growth on our infrastructure. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. The forward-looking statements in this news release should be read in conjunction with the more detailed descriptions of the above factors located in our Annual Report on Form 10-K under Part I, Item 1A “Risk Factors” as well as those additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. All information in this release is as of the date hereof. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements in this press release, whether as a result of new information, future events, or otherwise.

Investor Relations Contacts:

Phil Rehkemper

EVP and Chief Financial Officer

+1 855-294-3800

investors@apitech.com

Tara Condon

Vice President, Corporate Development & Marketing

+1 908-546-3903

investors@apitech.com

API Technologies Corp.

Financial Results

For the Three and Nine Months Ended August 31, 2013

Consolidated Statements of Operations (unaudited)

in thousands USD

	For the Three Months Ended August 31, 2013	For the Three Months Ended August 31, 2012	For the Nine Months Ended August 31, 2013	For the Nine Months Ended August 31, 2012
Revenue, net	$62,630	$58,759	$185,163	$189,014
Cost of revenues
Cost of revenues	47,641	44,171	143,338	144,276
Restructuring charges	16	1,738	182	9,040

Total cost of revenues	47,657	45,909	143,520	153,316

Gross profit	14,973	12,850	41,643	35,698

Operating expenses
General and administrative	6,901	6,611	19,704	18,263
Selling expenses	3,505	3,607	11,263	10,758
Research and development	2,244	2,524	6,885	7,330
Business acquisition and related charges	(111)	775	977	3,444
Restructuring charges	120	485	684	4,706

	12,659	14,002	39,513	44,501

Operating income (loss)	2,314	(1,152)	2,130	(8,803)
Other expenses (income), net
Goodwill impairment	—	20,495	—	107,495
Interest expense, net	3,086	3,993	11,907	11,898
Amortization of note discounts and deferred financing costs	521	869	11,795	14,957
Other expenses (income), net	189	(367)	(186)	(2,412)

	3,796	24,990	23,516	131,938

Loss from continuing operations before income taxes	(1,482)	(26,142)	(21,386)	(140,741)
Expense (benefit) for income taxes	(3,144)	(579)	(3,316)	(4,885)

Loss from continuing operations, net of income taxes	1,662	(25,563)	(18,070)	(135,856)
Income (loss) from discontinued operations, net of income taxes	5,305	(2,103)	18,085	(544)

Net income (loss)	$6,967	$(27,666)	$15	$(136,400)
Accretion on preferred stock	(381)	—	(671)	—

Net Income (loss) attributable to common shareholders	$6,586	$(27,666)	$(656)	$(136,400)

Income (loss) per share from continuing operations—Basic and diluted	$0.02	$(0.46)	$(0.34)	$(2.46)
Income (loss) per share from discontinued operations—Basic and diluted	$0.10	$(0.04)	$0.33	$(0.01)

Net income (loss) per share—Basic and diluted	$0.12	$(0.50)	$(0.01)	$(2.47)

Weighted average shares outstanding
Basic	55,424,157	55,365,978	55,398,833	55,296,470
Diluted	55,424,157	55,365,978	55,398,833	55,296,470

Consolidated Balance Sheets (unaudited)

in thousands USD

	August 31, 2013	November 30, 2012
Assets
Current
Cash and cash equivalents	$12,514	$20,550
Restricted cash	1,500	700
Accounts receivable, net	43,804	41,624
Inventories, net	61,638	57,863
Deferred income taxes	843	1,038
Prepaid expenses and other current assets	2,178	2,560
Current assets of discontinued operations	—	13,836

	122,477	138,171
Fixed assets, net	36,258	40,075
Fixed assets held for sale	150	900
Goodwill	116,770	116,770
Intangible assets, net	41,031	47,934
Other non-current assets	3,388	5,760
Long-lived assets of discontinued operations	—	43,105

Total assets	$320,074	$392,715

Liabilities, Redeemable Preferred Stock and Shareholders’ Equity
Current
Accounts payable and accrued expenses	$36,688	$39,598
Deferred revenue	4,497	385
Current portion of long-term debt	6,599	2,328
Current liabilities of discontinued operations	—	1,888

	47,784	44,199
Deferred income taxes	3,901	3,411
Other long-term liabilities	1,056	1,048
Long-term debt, net of current portion and discount	103,564	179,503

	156,305	228,161

Redeemable Preferred Stock	25,898	25,581
Shareholders’ equity
Common stock	55	55
Special voting stock	—	—
Additional paid-in capital	327,764	326,973
Common stock subscribed but not issued	2,373	2,373
Accumulated deficit	(193,169)	(192,513)
Accumulated other comprehensive income	848	2,085

	137,871	138,973

Total Liabilities, Redeemable Preferred Stock and Shareholders’ Equity	$320,074	$392,715

Consolidated Adjusted EBITDA

in thousands USD

The following table reconciles three and nine months GAAP income (loss) from continuing operations to non-GAAP Adjusted EBITDA from continuing operations.

	Three Months Ended August 31,		Nine Months Ended August 31,
	2013	2012	2013	2012
Income (loss) from continuing operations	$1,662	$(25,563)	$(18,070)	$(135,856)
Adjustments
Interest expense, net	3,086	3,993	11,907	11,898
Amortization of note discounts and deferred financing costs	521	869	11,795	14,957
Depreciation and amortization	4,605	3,844	13,225	12,456
Goodwill impairment	—	20,495	—	107,495
Income and franchise taxes	(3,089)	(579)	(3,082)	(4,885)
Stock based compensation	191	441	791	1,934
Restructuring charges	136	2,223	866	13,746
Acquisition related charges	(111)	775	977	3,444
Other adjustments (A)	1,310	208	2,256	1,257
SenDEC earn-out reversal	—	—	—	(2,213)
C-MAC pro-forma adjustment	—	527	—	1,177
Foreign exchange loss	43	124	159	124

Adjusted EBITDA from continuing operations	$8,354	$7,357	$20,824	$25,534

Adjusted EBITDA Margin from continuing operations	13.3%	12.5%	11.2%	13.5%

(A)	Charges in fiscal year 2013 primarily relate to $2.4 million of non-cash inventory provisions, $0.4 million financing related charges, partially offset by a $0.5 million reduction of a contingency accrual. Charges in fiscal year 2012 primarily relate to non-cash inventory provisions.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending August 31, 2013	SSC	SSIA	Sub-total SSC & SSIA	EMS	Corporate	Total
	Q3	Q3	Q3	Q3	Q3	Q3
Revenue	$45,653	$3,712	$49,365	$13,265	$—	$62,630
Income (loss) from continuing operations	8,296	606	8,902	(1,197)	(6,043)	1,662
Adjustments
Interest expense, Net	41	(17)	24	35	3,027	3,086
Amortization of note discounts and deferred financing costs	—	—	—	—	521	521
Depreciation and amortization	2,907	94	3,001	1,522	82	4,605
Income and franchise taxes	(3,304)	46	(3,258)	—	169	(3,089)
Stock based compensation	—	—	—	—	191	191
Restructuring charges	67	(6)	61	57	18	136
Acquisition related charges	30	—	30	10	(151)	(111)
Other adjustments (A)	882	21	903	243	164	1,310
Foreign exchange loss	—	—	—	—	43	43
Net corporate costs (B)	(1,442)	(117)	(1,559)	(420)	1,979	—
Add-Back Total	(819)	21	(798)	1,447	6,043	6,692

Adjusted EBITDA from continuing operations	$7,477	$627	$8,104	$250	$—	$8,354

Adjusted EBITDA Margin from continuing operations	16.4%	16.9%	16.4%	1.9%	0.0%	13.3%

(A)	Charges primarily relate to non-cash reserves, inventory provisions, and finance related charges.
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending May 31, 2013	SSC	SSIA	Sub-total SSC & SSIA	EMS	Corporate	Total
	Q2	Q2	Q2	Q2	Q2	Q2
Revenue	$42,865	$5,135	$48,000	$16,229	$—	$64,229
Income (loss) from continuing operations	5,935	948	6,883	(346)	(10,047)	(3,510)
Adjustments
Interest expense, Net	(547)	(14)	(561)	42	4,997	4,478
Amortization of note discounts and deferred financing costs	—	—	—	—	521	521
Depreciation and amortization	2,886	93	2,979	1,247	84	4,310
Income and franchise taxes	(2,158)	122	(2,036)	—	1,375	(661)
Stock based compensation	—	—	—	—	210	210
Restructuring charges	229	37	266	25	94	385
Acquisition related charges	25	—	25	6	589	620
Other adjustments (A)	413	—	413	100	329	842
Foreign exchange loss	—	—	—	—	116	116
Net corporate costs (B)	(1,156)	(139)	(1,295)	(437)	1,732	—
Add-Back Total	(308)	99	(209)	983	10,047	10,821

Adjusted EBITDA from continuing operations	$5,627	$1,047	$6,674	$637	$—	$7,311

Adjusted EBITDA Margin from continuing operations	13.1%	20.4%	13.9%	3.9%	0.0%	11.4%

(A)	Charges primarily related to non-cash reserves, inventory provisions, and finance related charges, partially offset by the reduction of the contingency accrual.
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending February 28, 2013	SSC	SSIA	Sub-total SSC & SSIA	EMS	Corporate	Total
	Q1	Q1	Q1	Q1	Q1	Q1
Revenue	$39,594	$3,842	$43,436	$14,868	$—	$58,304
Income (loss) from continuing operations	1,400	713	2,113	(934)	(17,401)	(16,222)
Adjustments
Interest expense, Net	655	(2)	653	36	3,654	4,343
Amortization of note discounts and deferred financing costs	—	—	—	—	10,754	10,754
Depreciation and amortization	2,900	98	2,998	1,227	84	4,309
Income and franchise taxes	(412)	58	(354)	—	1,022	668
Stock based compensation	—	—	—	—	390	390
Restructuring charges	238	43	281	26	38	345
Acquisition related charges	49	—	49	6	413	468
Other adjustments (A)	427	—	427	215	(538)	104
Foreign exchange loss	—	—	—	—	—	—
Net corporate costs (B)	(1,078)	(105)	(1,183)	(401)	1,584	—
Add-Back Total	2,779	92	2,871	1,109	17,401	21,381

Adjusted EBITDA from continuing operations	$4,179	$805	$4,984	$175	$—	$5,159

Adjusted EBITDA Margin from continuing operations	10.6%	21.0%	11.5%	1.2%	0.0%	8.8%

(A)	Charges primarily related to non-cash inventory provisions and financing related charges, partially offset by the reduction of the Corporate contingency accrual.
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending November 30, 2012	SSC	SSIA	Sub-total SSC & SSIA	EMS	Corporate	Total
	Q4	Q4	Q4	Q4	Q4	Q4
Revenue	$39,339	$3,370	$42,709	$10,658	$—	$53,367
Income (loss) from continuing operations	(3,250)	(246)	(3,496)	(2,906)	(7,152)	(13,554)
Adjustments
Interest expense, Net	1,850	(2)	1,848	86	2,377	4,311
Amortization of note discounts and deferred financing costs	—	—	—	—	727	727
Depreciation and amortization	3,454	134	3,588	820	80	4,488
Income and franchise taxes	(119)	(42)	(161)	10	305	154
Stock based compensation	—	—	—	—	290	290
Restructuring charges	877	634	1,511	1,749	74	3,334
Acquisition related charges	8	—	8	—	576	584
C-MAC pro-forma adjustments	924	—	924	—	—	924
Other adjustments (A)	3,138	—	3,138	373	1,198	4,709
Foreign exchange loss	—	—	—	—	301	301
Net corporate costs (B)	(902)	(77)	(980)	(244)	1,224	—
Add-Back Total	9,230	647	9,876	2,794	7,152	19,822

Adjusted EBITDA from continuing operations	$5,980	$401	$6,380	$(112)	$—	$6,268

Adjusted EBITDA Margin from continuing operations	15.2%	11.9%	14.9%	(1.1%)	0.0%	11.7%

(A)	Charges primarily related to non-cash inventory provisions, and Corporate contingency accrual.
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending August 31, 2012	SSC	SSIA	Sub-total SSC & SSIA	EMS	Corporate	Total
	Q3	Q3	Q3	Q3	Q3	Q3
Revenue	$41,127	$4,651	$45,778	$12,981	$—	$58,759
Income (loss) from continuing operations	(18,151)	217	(17,934)	(1,064)	(6,565)	(25,563)
Adjustments
Interest expense, Net	55	(2)	53	—	3,940	3,993
Amortization of note discounts and deferred financing costs	—	—	—	—	869	869
Depreciation and amortization	2,950	90	3,040	733	71	3,844
Goodwill impairment	20,387	—	20,387	108	—	20,495
Income and franchise taxes	(50)	173	123	—	(702)	(579)
Stock based compensation	—	—	—	—	441	441
Restructuring charges	1,689	255	1,944	224	55	2,223
Acquisition related charges	355	—	355	—	420	775
C-MAC pro-forma adjustments	527	—	527	—	—	527
Other adjustments (A)	(45)	—	(45)	253	—	208
Foreign exchange loss	—	—	—	—	124	124
Net corporate costs (B)	(943)	(107)	(1,049)	(298)	1,347	—
Add-Back Total	24,925	409	25,335	1,020	6,565	32,920

Adjusted EBITDA from continuing operations	$6,774	$626	$7,401	$(44)	$—	$7,357

Adjusted EBITDA Margin from continuing operations	16.5%	13.5%	16.2%	(0.3%)	0.0%	12.5%

(A)	Charges primarily relate to non-cash inventory provisions.
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending May 31, 2012	SSC	SSIA	Sub-total SSC & SSIA	EMS	Corporate	Total
	Q2	Q2	Q2	Q2	Q2	Q2
Revenue	$43,895	$8,044	$51,939	$16,331	$—	$68,270
Income (loss) from continuing operations	5,810	1,021	6,831	(100,172)	(17,226)	(110,567)
Adjustments
Interest expense, Net	18	2	20	—	4,515	4,535
Amortization of note discounts and deferred financing costs	(1)	—	(1)	—	13,494	13,493
Depreciation and amortization	3,405	90	3,495	1,111	50	4,656
Goodwill impairment	—	—	—	87,000	—	87,000
Income and franchise taxes	(843)	425	(418)	—	(2,836)	(3,254)
Stock based compensation	—	—	—	—	635	635
Restructuring charges	732	56	788	10,633	73	11,494
Acquisition related charges	454	—	454	—	1,924	2,378
C-MAC pro-forma adjustments	650	—	650	—	—	650
Other adjustments (A)	(57)	472	415	—	(2,213)	(1,798)
Foreign exchange loss	15	(22)	(7)	—	72	65
Net corporate costs (B)	(972)	(178)	(1,150)	(362)	1,512	—
Add-Back Total	3,401	845	4,246	98,382	17,226	119,854

Adjusted EBITDA from continuing operations	$9,211	$1,866	$11,077	$(1,790)	$—	$9,287

Adjusted EBITDA Margin from continuing operations	21.0%	23.2%	21.3%	-11.0%	—	13.6%

(A)	Charges primarily relate to non-cash inventory provisions, and the reversal of SenDEC earn-out accrual in Corporate.
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.

Additional Adjusted EBITDA Reconciliations by Segment from Continuing Operations

in thousands USD

Three Months Ending February 29, 2012	SSC	SSIA	Sub-total SSC & SSIA	EMS	Corporate	Total
	Q1	Q1	Q1	Q1	Q1	Q1
Revenue	$36,219	$6,436	$42,655	$19,330	$—	$61,985
Income (loss) from continuing operations	4,325	1,560	5,885	239	(5,850)	274
Adjustments
Interest expense, Net	—	3	3	—	3,367	3,370
Amortization of note discounts and deferred financing costs	—	—	—	—	595	595
Depreciation and amortization	2,718	91	2,809	1,111	36	3,956
Goodwill impairment	—	—	—	—	—	—
Income and franchise taxes	(1,088)	—	(1,088)	—	36	(1,052)
Stock based compensation	—	—	—	—	858	858
Restructuring charges	(355)	1	(354)	348	35	29
Acquisition related charges	—	—	—	—	291	291
Other adjustments (A)	627	—	627	7	—	634
Foreign exchange loss	(15)	23	8	—	(73)	(65)
Net corporate costs (B)	(412)	(73)	(485)	(220)	705	—
Add-Back Total	1,475	45	1,520	1,246	5,850	8,616

Adjusted EBITDA from continuing operations	$5,800	$1,605	$7,405	$1,485	$—	$8,890

Adjusted EBITDA Margin from continuing operations	16.0%	24.9%	17.4%	7.7%	—	14.3%

(A)	Charges primarily relate to non-cash inventory provisions and a loss on sale of real estate held for sale.
(B)	Net Corporate costs are allocated to the three segments by percentage of total consolidated revenues.